UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 25, 2014

HUDSON VALLEY HOLDING CORP.
__________________________________________
(Exact name of registrant as specified in its charter)

New York	001-34453	13-3148745
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

21 Scarsdale Road, Yonkers, New York		10707
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(914) 961-6100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant’s Certifying Accountant.

The Audit Committee of the Board of Directors of Hudson Valley Holding Corp. (the “Registrant”) has completed a process to select the Registrant’s independent registered public accounting firm for the year ending December 31, 2014. This process included consideration of several audit firms in addition to Crowe Horwath LLP (“Crowe”), which is the firm the Audit Committee engaged to act as the Registrant’s independent registered accounting firm for 2013.

a)	Outgoing independent registered public accounting firm:

(i)	On March 25, 2014, the Audit Committee of the Board of Directors of the Registrant notified Crowe they had been dismissed as the Registrant’s independent registered public accounting firm.

(ii)	The reports of Crowe on the financial statements as of and for the years ended December 31, 2012 and 2013 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

(iii)	During the years ended December 31, 2012 and 2013 and through the date of this Form 8-K there have been no disagreements with Crowe on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Crowe, would have caused them to make reference thereto in their reports on the financial statements for such years.

(iv)	During the years ended December 31, 2012 and 2013, and through the date of this Form 8-K, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

(v)	The Registrant has provided Crowe with a copy of the above statements and requested that Crowe furnish the Registrant with a letter stating whether or not Crowe agrees with such statements. A copy of this letter, dated March 25, 2014, is filed as Exhibit 16.1 to this Form 8-K.

(b)	Incoming independent registered accounting firm:

(i)	On March 25, 2014, the Audit Committee of the Board of Directors of the Registrant engaged KPMG LLP (“KPMG”) to serve as the Registrant’s independent registered public accounting firm as of and for the year ended December 31, 2014.

(ii)	During the years ended December 31, 2012 and 2013, and through the date of this Form 8-K, the Registrant did not consult with KPMG regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter from Crowe Horwath LLP to the Securities and Exchange Commission dated March 25, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON VALLEY HOLDING CORP.

March 28, 2014	By:	Michael J. Indiveri

Name: Michael J. Indiveri
Title: Executive Vice President & Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

16.1	Letter from Crowe Horwath LLP to the Securities and Exchange Commission dated March 25, 2014